Exhibit 10.77
GRUBB & ELLIS COMPANY
2006 OMNIBUS EQUITY PLAN
AMENDED AND RESTATED
RESTRICTED STOCK AWARD GRANT NOTICE
     Grubb & Ellis Company, a Delaware corporation (the “Company”), pursuant to its 2006 Omnibus Equity Plan (the “Plan”), hereby grants to the individual listed below (“Participant”) the number of shares of the Company’s common stock, $0.01 par value (“Stock”), set forth below (the “Shares”). This Restricted Stock award is subject to all of the terms and conditions as set forth herein and in the Restricted Stock Award Agreement attached hereto as Exhibit A (the “Restricted Stock Agreement”) and the Plan, each of which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Amended and Restated Restricted Stock Award Grant Notice (the “Grant Notice”).
Participant:
Grant Date:
Total Number of
Shares of Restricted Stock:
Vesting Schedule:	Subject to the terms and conditions of the Plan, this Grant Notice and the Restricted Stock Agreement, the Company’s Forfeiture Restriction (as defined in the Restricted Stock Agreement) shall lapse as to 100% of the Shares as of the Grant Date; provided, however, that following Participant’s termination by the Company for Cause, all Shares or any sales proceeds therefrom, as the case may be, shall be subject to forfeiture and the Company shall be authorized to enter into any documentation it deems appropriate to evidence the foregoing.
     By his or her signature below, Participant agrees to be bound by the terms and conditions of the Plan, the Restricted Stock Agreement and this Grant Notice. Participant has reviewed the Restricted Stock Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Restricted Stock Agreement and the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under or relating to the Plan, this Grant Notice or the Restricted Stock Agreement.
{signature page follows on next page}

GRUBB & ELLIS COMPANY:			PARTICIPANT:

By:			By:
	Print Name:	Thomas P. D’Arcy		Print Name:
	Title:	President and Chief Executive Officer
	Address:	1551 North Tustin Ave., Suite 300		Address:
Santa Ana, California 92705

Attachments:		Amended and Restated Restricted Stock Award Agreement (Exhibit A) 2006 Omnibus Equity Plan (Exhibit B)